Condensed Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Revenue:
Gross revenue	$ 578,066	$ 542,583
Reimbursable expenses	(146,112)	(142,061)
Net revenue	431,954	400,522
Costs and expenses:
Direct costs	250,459	228,603
Selling, general and administrative expense	81,389	80,789
Depreciation and amortization	14,448	15,120
Total costs and expenses	346,296	324,512
Income from operations	85,658	76,010
Interest income	555	334
Interest expense	(3,179)	(3,215)
Income before provision for income taxes	83,034	73,129
Provision for income taxes	(11,625)	(10,165)
Net income	$ 71,409	$ 62,964
Net income per Ordinary Share:
Basic	$ 1.31	$ 1.14
Diluted	$ 1.29	$ 1.12
Weighted average number of Ordinary Shares outstanding:
Basic	54,372,931	55,011,019
Diluted	55,371,826	56,242,164